                                                                   EXHIBIT 99.1

            724 SOLUTIONS ANNOUNCES FIRST QUARTER 2003 RESULTS
      OPERATING EXPENSES LOWERED TO RECORD LEVEL; STRATEGY ON TRACK.

TORONTO, ON, (APRIL 23, 2003) -724 Solutions Inc. (NASDAQ: SVNX; TSX: SVN), a leading provider of next-generation IP-based network and data services, today reported results for its first quarter ended March 31, 2003 (all figures are in U.S. dollars).

724 Solutions' total revenue in the first fiscal quarter was $3.5 million compared to $5.7 million in the previous quarter and $4.5 million for the same period last year. Revenue from the sale of products accounted for $2.0 million and revenue from the sale of services accounted for $1.5 million.

Pro forma net loss for the first quarter was $3.9 million, or $0.06 per share, compared to $7.4 million, or $0.13 per share, in the same period of the previous year, a 54 percent improvement in the per share results. Pro forma net operating expenses were $7.4 million in the first quarter compared to $11.9 million in the same period a year ago, a 38 percent improvement.

The net loss for the first fiscal quarter of 2003, computed using generally accepted accounting principles ("GAAP"), was $6.3 million or $0.11 per share, compared to $43.7 million or $0.75 per share in the first quarter 2002. The GAAP net loss for the first quarter represents the best performance in the company's history and amounts to an 85 percent year-over-year improvement.

The company ended the quarter with $31.0 million in cash, cash equivalents, short-term investments and restricted cash.

"As we've indicated before, we are very focused on the long term opportunity for next generation mobile data infrastructure," said John Sims, chief executive officer, 724 Solutions. "While we are disappointed with the first quarter revenue performance, we are encouraged that mobile operator revenue has reached 49% of the total, even at this early stage in the execution of our strategy."

Highlights from the first quarter include:

CLEARSKY MOBILE MEDIA UPGRADES NETWORK TO WAP 2.0 WITH 724 SOLUTIONS' X-TREME MOBILITY GATEWAY (XMG) - Veteran carrier solutions company expands hosted solutions for small to mid-sized carriers.

724 SOLUTIONS PARTNERS WITH ZTE FOR THE CHINA MARKET -China's largest telecommunications manufacturer integrates X-treme Mobility Gateway (XMG) for the world's largest wireless market.


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INTEROPERABILITY WITH NOKIA'S MULTI MESSAGING SERVICE (MMS) - Standards-based interoperability demonstration showed that 724 Solutions X-treme Pull Gateway
(XMG) products can work together with Nokia's MMS solution.

724 SOLUTIONS ANNOUNCES X-TREME MOBILITY GATEWAY 2.2 - Latest version delivers powerful new functionality.

724 SOLUTIONS DEMONSTRATES POWERFUL ALERTING CAPABILITIES AT CTIA - X-treme Mobility Suite (XMS) highlights capabilities of next-generation data networks.

724 SOLUTIONS APPOINTS J. IAN GIFFEN TO BOARD OF DIRECTORS- Experienced Financial Executive added as independent Board member.

CONFERENCE CALL INFORMATION
The company will host a conference call to discuss the results on April 24, 2003 at 8:30a.m. EDT. The conference call will be available over the Internet through the company's Web site at www.724.com or by telephone at 416-641-6210. A replay will be available for 48 hours following the conference call and can be accessed by dialing 800-558-5253, pass code 21093666

ABOUT 724 SOLUTIONS INC.
724 Solutions Inc. (NASDAQ: SVNX; TSX: SVN) delivers reliable, scalable technology and solutions that allow mobile network operators to rapidly deploy flexible and open next generation IP-based network and data services. Additionally, the company provides a series of actionable alerting solutions to financial institutions to assist them in lowering operating costs and improving customer satisfaction and retention. 724 Solutions is a global company with development operations in North America, Switzerland and Germany with headquarters in Toronto, Canada. For more information, visit ww.724.com

This press release contains statements of a forward-looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include the statements herein regarding: the services and products that will be offered by 724 Solutions, the benefits that businesses will obtain from these services and products, future demand for these services and products, our future operating cash performance and the sufficiency of our cash resources. The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including the risk that 724 Solutions will be unable to deploy the solutions and products stated herein, the risk that the demand for these solutions and products, or for 2.5G and 3G networks, will not increase as presently anticipated, the risk that general economic conditions will not improve, and other risks described in 724 Solutions' Securities and Exchange Commission filings, including its annual report on Form 10-K. These risks are also described in 724 Solutions' filings with the Canadian Securities Administrators. 724 Solutions does not undertake any obligation to update this forward-looking information, except as required under applicable law.

                                       ###


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724 SOLUTIONS INC. - SUMMARY OF OPERATIONS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)


                                                                   THREE MONTHS ENDED MARCH 31,
                                                   -------------------------------------------------------
                                                                       2003                          2002

Revenue:
  Product                                                   $         2,010               $         2,555
  Services
                                                                      1,505                         1,958
                                                   -------------------------------------------------------
    Total Revenue                                                     3,515                         4,513
  Cost of  revenue *                                                  1,574                         1,703
                                                   -------------------------------------------------------
    Gross Margin                                                      1,941                         2,810

Operating expenses:
  Research and development *                                          2,950                         5,752
  Sales and marketing *                                               2,192                         6,376
  General and administrative *                                          945                         2,400
  Depreciation                                                          359                         1,682
  Amortization of intangibles                                         1,156                         1,153
  Stock-based compensation
    Cost of revenue                                                       8                           146
    Research and development                                            529                         5,118
    Sales and marketing                                                 112                         1,805
    General and administrative                                          115                         1,311
  Restructuring costs                                                     -                        16,987
  Write down of fixed assets, goodwill and other
  intangible assets                                                       -                         4,134
                                                   -------------------------------------------------------
      Total operating expenses                                        8,366                        46,864
                                                   -------------------------------------------------------
Loss from operations                                                 (6,425)                      (44,054)

Interest income                                                          93                           386
                                                   -------------------------------------------------------
  Net loss for the period                                  $         (6,332)             $        (43,668)
                                                   -------------------------------------------------------
                                                   -------------------------------------------------------

Basic and diluted net loss per share                       $         (0.11)              $         (0.75)
Weighted-average number of shares used in
  computing basic and diluted net loss per share
  (in thousands)                                                    59,833                        58,583
                                                   -------------------------------------------------------
                                                   -------------------------------------------------------



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724 SOLUTIONS INC. -  SUMMARY OF PRO FORMA ADJUSTMENTS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                                   THREE MONTHS ENDED MARCH 31,
                                                   -------------------------------------------------------
                                                                       2003                          2002
PROFORMA ADJUSTMENTS
Net loss for the period                                   $         (6,332)             $        (43,668)

Adjustments for EBITDASO
  Depreciation                                                         359                         1,682
  Amortization of intangibles                                        1,156                         1,153
  Stock- based compensation                                            764                         8,380
  Interest Income                                                      (93)                         (386)
                                                   -------------------------------------------------------
    EBITDASO for the period                                         (4,146)                      (32,839)

Proforma adjustments
  Restructuring costs                                                    -                        16,987
  Write down of fixed assets, goodwill and other
  intangible assets                                                      -                         4,134
  Non-recurring charges                                                280                         4,282
                                                   -------------------------------------------------------
Pro forma net loss for the period                         $         (3,866)             $         (7,436)
                                                   -------------------------------------------------------
                                                   -------------------------------------------------------

Proforma net loss per share                                $         (0.06)              $         (0.13)

*The proforma numbers are as follows
  Cost of revenue                                                    1,554                         1,340
  Research and development                                           2,749                         3,844
  Sales and Marketing                                                2,148                         5,037
  General and administrative                                           930                         1,728


 EBITDASO - Earnings before interest, taxes, depreciation, amortization, and stock-based compensation



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724 SOLUTIONS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands of US dollars)

                                                                   MARCH 31,               December 31,
                                                                       2003                       2002
                                                                 (UNAUDITED)

Assets

Current assets:
  Cash and cash equivalents                                    $     23,245                $    19,129
  Short-term investments                                              5,858                     18,562
  Restricted cash                                                     1,887                        962
  Accounts receivable-trade net of allowance of $150
      (December 31, 2002 - $150)                                      2,876                      2,211
  Prepaid expenses and other receivables                              1,107                        819
                                                               --------------------------------------------
                                                                     34,973                     41,683

Fixed assets                                                          1,207                      1,418

Goodwill                                                              9,097                      9,097

Other intangible assets                                               2,312                      3,468
                                                               --------------------------------------------
Total assets                                                   $     47,589                $    55,666
                                                               --------------------------------------------
                                                               --------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
  Accounts payable                                             $        974                $     1,254
  Accrued liabilities                                                 8,163                      9,892
  Note payable                                                            -                        600
  Deferred revenue                                                    1,300                      1,217
  Deferred consideration                                              1,357                      1,414
                                                               --------------------------------------------
                                                                     11,794                     14,377

Shareholders' equity:
      Share capital:
        Authorized:
                 Unlimited common shares
                 Unlimited preferred shares
        Issued and outstanding:
                  59,833,492  common shares
                  (December 31, 2002 - 59,833,492)                  764,508                    764,508
  Deferred stock-based compensation                                    (852)                    (1,616)
  Accumulated deficit                                              (727,892)                  (721,560)
  Cumulative translation adjustment                                      31                        (43)
                                                               --------------------------------------------
                                                                     35,795                     41,289
                                                               --------------------------------------------


Contingent liabilities *

                                                               --------------------------------------------
Total liabilities and shareholders' equity                     $     47,589                $    55,666
                                                               --------------------------------------------
                                                               --------------------------------------------

* See note 17 to our audited consolidated financial statements set forth in our 2002 annual report